THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      STARCRAFT CORPORATION formerly known as STARCRAFT AUTOMOTIVE CORPORATION, an Indiana corporation (the "Parent"), STARCRAFT AUTOMOTIVE GROUP, INC., an Indiana corporation ("Starcraft"), IMPERIAL AUTOMOTIVE GROUP, INC., an Indiana corporation ("Imperial"), STARCRAFT SOUTHWEST, INC., an Indiana corporation ("Starcraft Southwest"), and BANK ONE, INDIANAPOLIS, National Association, a national banking association (the "Bank"), agree as follows:

      1. STATEMENT OF FACTS. This Third Amendment is made in the context of the following agreed state of facts:

      a. The Parent, Starcraft, Imperial, Starcraft Southwest (collectively, the "Companies") and the Bank are parties to an Amended and Restated Credit Agreement executed November 30, 1994, but with effect as of December 1, 1994, as amended by amendments dated as of March 1, 1995, and as of January 31, 1996 (the Amended and Restated Credit Agreement, as amended, being collectively referred to herein as the "Agreement").

      b. The Companies have requested that the Bank extend the maturity date of the Revolving Loan from January 31, 1998, to January 31, 1999.

      c. The Bank has agreed to such requests, subject to certain terms and conditions, and the parties have executed this document (this "Third Amendment") to give effect to their agreement.

      2. DEFINITIONS. Terms used in this Third Amendment with their initial letters capitalized are used as defined in the Agreement, unless otherwise defined herein. Section 1 of the Agreement is amended by adding a new definition, as follows:

      o Third Amendment. "Third Amendment" means the written amendment to this Agreement entitled "Third Amendment to Amended and Restated Credit Agreement," dated with effect as of January 31, 1997.

      3. EXTENSION OF THE REVOLVING LOAN. The Bank agrees to extend the maturity date of the Revolving Loan from January 31, 1998, to January 31, 1999, pursuant to the provisions of Section 2.a(iv) of the Agreement. The extension is conditioned upon execution and delivery by the Parent of a promissory note in the form of Exhibit "A" attached to this Third Amendment.

      4. CANCELLATION OF THE LETTERS OF CREDIT. To evidence that the Chrysler Letter of Credit (Parent) and the Chrysler Letter of Credit (Imperial) have each been surrendered to the Bank for cancellation prior to the effective date of this Third Amendment, Sections 2.c and 2.d of the Agreement are each hereby deleted in their entirety, but the Sections which follow such deleted sections are not renumbered.

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




      5. AMENDMENT TO FINANCIAL COVENANT. Section 4.g(i) of the Agreement is amended and restated in its entirety to read hereafter as follows:

            (i) Net Worth. The Parent shall maintain its shareholder's equity at a level of not less than $18,500,000.00 from the effective date of the Third Amendment and until the last day of fiscal year-end 1997, and at a level of not less than $19,500,000.00 on the last day of fiscal year 1997 and at all times thereafter.

      6. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Third Amendment, the Bank shall have received, each duly executed and in form and substance satisfactory to the Bank, this Third Amendment and the following:

      a.    The Revolving Note.

      b. A certified copy of resolutions of the Board of Directors of each of the Companies authorizing the execution and delivery of this Third Amendment and any other document required under this Third Amendment to which any of the Companies is a party.

      c. A certificate signed by the Secretary of each of the Companies certifying the name of the respective officer or officers authorized to sign this Third Amendment and any other document required under this Third Amendment to which any of the Companies is a party, together with a sample of the true signature of each such officer.

      d.    Such other documents as may be reasonably required by the Bank.

      7. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Third Amendment, the Companies represent and warrant, as of the execution and effective dates of this Third Amendment, that no Event of Default or Unmatured Event of Default has occurred and is continuing and that the representations and warranties contained in Section 3 of the Agreement are true and correct, except that (a) the representations contained in Section 3.d shall refer to the latest financial statements furnished to the Bank by the Companies pursuant to the requirements of the Agreement, and (b) the representations contained in Section 3.k apply to the Companies and any Subsidiaries.

      8. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Third Amendment, all terms and conditions of the Agreement shall continue unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

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


      IN WITNESS WHEREOF, the Companies and the Bank, by their respective duly authorized officers, have executed this Third Amendment to Amended and Restated Credit Agreement as of this day of March, 1997, but with effect as of January 31, 1997.

Attest:                                         STARCRAFT CORPORATION

/s/ Lisbeth Pfiefier                    By:      /s/ Michael H. Schoeffler
------------------------------                  --------------------------------
LeBeth Pfiefier                                 Michael H. Schoeffler
Executive Secretary                             President
(printed name and title)                        (printed name and title)


Attest:                                         IMPERIAL AUTOMOTIVE GROUP, INC.

/s/ Lisbeth Pfiefier                       By:      /s/ Michael H. Schoeffler
------------------------------                  --------------------------------
LeBeth Pfiefier                                 Michael H. Schoeffler
Executive Secretary                             President
(printed name and title)                        (printed name and title)


Attest:                                         STARCRAFT AUTOMOTIVE GROUP, INC.

/s/ Lisbeth Pfiefier                   By:      /s/ Michael H. Schoeffler
------------------------------                  --------------------------------
LeBeth Pfiefier                                 Michael H. Schoeffler
Executive Secretary                             President
(printed name and title)                        (printed name and title)


Attest:                                         STARCRAFT SOUTHWEST, INC.

/s/ Lisbeth Pfiefier                   By:      /s/ Michael H. Schoeffler
------------------------------                  --------------------------------
LeBeth Pfiefier                                 Michael H. Schoeffler
Executive Secretary                             President
(printed name and title)                        (printed name and title)


                                                BANK ONE, INDIANAPOLIS,
                                                       National Association

                                       By:      /s/ Steven J. Leibold
                                                --------------------------------
                                                       Steven J. Leibold,
                                                       Vice President

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